UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2021

B. RILEY PRINCIPAL 250 MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40389	85-1635003
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	BRIVU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BRIV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	BRIVW	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

Over-Allotment Closing

As previously reported on a Current Report on Form 8-K of B. Riley Principal 250 Merger Corp. (the “Company”) filed on May 18, 2021, on May 11, 2021, the Company consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. The underwriters of the IPO (the “Underwriters”) were granted a 45-day option to purchase up to 2,250,000 additional Units to cover over-allotments, if any. On June 14, 2021, the Underwriters exercised the over-allotment option in full and purchased an additional 2,250,000 Units (the “Over-Allotment Units”), generating gross proceeds of $22,500,000.

As previously reported on a Current Report on Form 8-K of the Company filed on May 18, 2021, on May 11, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 555,000 units (the “Private Placement Units”) to B. Riley Principal 250 Sponsor Co., LLC (the “Sponsor”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $5,550,000. On June 14, 2021, simultaneously with consummation of the sale of the Over-Allotment Units, the Company consummated a private sale of an additional 45,000 Private Placement Units to the Sponsor, generating gross proceeds of $450,000.

A total of $172,500,000, comprised of $169,050,000 of the proceeds from the IPO and the sale of the Over-Allotment Units and $3,450,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of May 11, 2021 reflecting receipt as a result of the IPO of the proceeds upon consummation of the sale of the Units and of the 555,555 Private Placement Units on May 11, 2021, was previously filed on a Current Report on Form 8-K on May 18, 2021. The Company’s unaudited pro forma balance sheet as of May 11, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and of the 45,000 Private Placement Warrants on the same day, is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company announcing the exercise of the over-allotment option is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet as of May 11, 2021.
99.2	Press Release, dated June 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL 250 MERGER CORP.

	By:	/s/ Daniel Shribman
		Name:	Daniel Shribman
		Title:	Chief Executive Officer and Chief Financial Officer

Dated: June 17, 2021

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